EXHIBIT 10.37
                                                                   -------------

                                 PROMISSORY NOTE

$276,253.93                                                    November 13, 2000

         FOR VALUE RECEIVED, the undersigned, BENJAMIN P. SHELL promises to pay to HEARTSOFT, INC., a Delaware corporation, ("Holder"), on November 13, 2001, at its principal office in Broken Arrow, Oklahoma, the principal sum of Two Hundred Seventy Six Thousand Two Hundred Fifty Three and 93/100 Dollars ($276,253.93), together with interest thereon from the date hereof until maturity at a per annum rate equal to 6.15%.

         If the undersigned pays all accrued interest due on November 13, 2001, the undersigned may extend the maturity of this Note until November 13, 2002 at which time the entire unpaid principal and accrued interest shall be due and payable. If this Note is extended by the undersigned the unpaid balance of principal shall bear an interest at a per annum rate of 6.15%.

         While any default exists hereunder, the entire unpaid balance of principal and accrued interest shall, from the date of such default, thereafter bear interest at 15% per annum until paid.

         Upon default in any of the terms or conditions of this Note, at the option of the Holder, the entire indebtedness hereby evidenced shall become due, payable and collectible then or thereafter as the Holder may elect, regardless of the date of maturity hereof.

         The undersigned agrees that if, and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce any of the Holder's rights hereunder, the undersigned will pay to the Holder its reasonable attorney fees, together with all court costs and reasonable expenses paid by Holder.

         This Note is to be construed according to the laws of the State of Oklahoma.

         The undersigned waives presentment for payment, protest and notice of nonpayment. The undersigned consents to any extension of time (whether one or more) of payment hereof. Any such extension may be made without notice to the undersigned and without discharging liability of the undersigned hereunder.

         The undersigned may prepay this Note in whole or in part at any time from time to time without premium or penalty but with interest to the date of payment on the amount prepaid.

         Executed on this 13th day of November, 2000.


                                                       /s/ Benjamin P. Shell
                                                       -------------------------
                                                         Benjamin P. Shell